ClearBridge Dividend Strategy Fund

Schedule of investments (unaudited)	September 30, 2020

Security	Shares	Value
Common Stocks — 98.4%
Communication Services — 6.9%
Diversified Telecommunication Services — 2.0%
Verizon Communications Inc.	2,171,356	$129,173,968

Entertainment — 1.6%
Walt Disney Co.	820,990	101,868,439

Media — 3.3%
Comcast Corp., Class A Shares	4,650,310	215,123,341

Total Communication Services		446,165,748

Consumer Discretionary — 2.4%
Specialty Retail — 2.4%
Home Depot Inc.	566,600	157,350,486

Consumer Staples — 11.6%
Beverages — 1.9%
Coca-Cola Co.	2,461,760	121,537,091

Food & Staples Retailing — 2.1%
Walmart Inc.	975,180	136,437,434

Food Products — 4.9%
Mondelez International Inc., Class A Shares	2,561,540	147,160,473
Nestle SA, ADR	1,385,120	165,182,486

Total Food Products		312,342,959

Household Products — 2.7%
Procter & Gamble Co.	1,266,650	176,051,683

Total Consumer Staples		746,369,167

Energy — 4.5%
Oil, Gas & Consumable Fuels — 4.5%
Enbridge Inc.	2,500,193	73,005,636
Kinder Morgan Inc.	6,439,190	79,395,213
Williams Cos. Inc.	7,074,970	139,023,160

Total Energy		291,424,009

Financials — 12.9%
Banks — 4.6%
Bank of America Corp.	3,727,960	89,806,556
JPMorgan Chase & Co.	911,640	87,763,583
PNC Financial Services Group Inc.	623,520	68,531,083
US Bancorp	1,423,850	51,045,023

Total Banks		297,146,245

Capital Markets — 4.4%
Apollo Global Management Inc.	2,440,814	109,226,427
Blackstone Group Inc., Class A Shares	3,300,000	172,260,000

Total Capital Markets		281,486,427

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy Fund 2020 Quarterly Report	1

ClearBridge Dividend Strategy Fund

Schedule of Investments (unaudited) (cont’d)	September 30, 2020

Security	Shares	Value
Insurance — 3.9%
American International Group Inc.	2,620,720	$72,148,422
MetLife Inc.	2,287,055	85,009,834
Travelers Cos. Inc.	878,060	94,997,311

Total Insurance		252,155,567

Total Financieals		830,788,239

Health Care — 11.3%
Health Care Equipment & Supplies — 1.5%
Becton Dickinson and Co.	415,490	96,676,213

Health Care Providers & Services — 1.9%
UnitedHealth Group Inc.	395,400	123,273,858

Pharmaceuticals — 7.9%
Johnson & Johnson	985,127	146,665,708
Merck & Co. Inc.	1,925,000	159,678,750
Pfizer Inc.	2,804,650	102,930,655
Zoetis Inc.	591,680	97,846,122

Total Pharmaceuticals		507,121,235

Total Health Care		727,071,306

Industrials — 10.1%
Aerospace & Defense — 2.7%
Raytheon Technologies Corp.	2,994,340	172,294,324

Air Freight & Logistics — 2.7%
United Parcel Service Inc., Class B Shares	1,057,210	176,162,902

Commercial Services & Supplies — 2.1%
Waste Management Inc.	1,175,000	132,974,750

Machinery — 0.6%
Otis Worldwide Corp.	634,340	39,595,503

Road & Rail — 2.0%
Union Pacific Corp.	655,000	128,949,850

Total Industrials		649,977,329

Information Technology — 20.8%
IT Services — 4.8%
Mastercard Inc., Class A Shares	525,000	177,539,250
Visa Inc., Class A Shares	650,000	129,980,500

Total IT Services		307,519,750

Semiconductors & Semiconductor Equipment — 3.7%
Broadcom Inc.	235,310	85,728,139
Intel Corp.	650,000	33,657,000
Texas Instruments Inc.	860,060	122,807,967

Total Semiconductors & Semiconductor Equipment		242,193,106

See Notes to Schedule of Investments.

2	ClearBridge Dividend Strategy Fund 2020 Quarterly Report

ClearBridge Dividend Strategy Fund

Schedule of Investments (unaudited) (cont’d)	September 30, 2020

Security	Shares	Value
Software — 6.5%
Microsoft Corp.	1,851,590	$389,444,925
Oracle Corp.	530,740	31,685,178

Total Software		421,130,103

Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	3,212,452	372,034,066

Total Information Technology		1,342,877,025

Materials — 9.2%
Chemicals — 6.8%
Ecolab Inc.	636,220	127,142,205
Linde PLC	650,000	154,784,500
PPG Industries Inc.	1,297,410	158,387,812

Total Chemicals		440,314,517

Construction Materials — 1.7%
Vulcan Materials Co.	804,640	109,060,906

Containers & Packaging — 0.7%
International Paper Co.	1,026,200	41,602,148

Total Materials		590,977,571

Real Estate — 2.9%
Equity Real Estate Investment Trusts (REITs) — 2.9%
American Tower Corp.	594,740	143,766,500
Boston Properties Inc.	567,810	45,595,143

Total Real Estate		189,361,643

Utilities — 5.8%
Electric Utilities — 3.0%
Edison International	1,621,166	82,420,080
NextEra Energy Inc.	394,540	109,508,522

Total Electric Utilities		191,928,602

Multi-Utilities — 2.8%
Public Service Enterprise Group Inc.	1,506,770	82,736,741
Sempra Energy	247,610	29,307,119
WEC Energy Group Inc.	715,460	69,328,074

Total Multi-Utilities		181,371,934

Total Utilities		373,300,536

Total Common Stocks (Cost — $3,768,144,138)		6,345,663,059

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy Fund 2020 Quarterly Report	3

ClearBridge Dividend Strategy Fund

Schedule of Investments (unaudited) (cont’d)	September 30, 2020

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.0%††
Finance America NIM Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	$1	*(a)(b)

Total Investments before Short-Term Investments (Cost — $3,768,217,587)				6,345,663,060

			Shares
Short-Term Investments — 1.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.010%		81,184,386	81,184,386
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.017%		20,296,096	20,296,096	(c)

Total Short-Term Investments (Cost — $101,480,482)				101,480,482

Total Investments — 100.0% (Cost — $3,869,698,069)				6,447,143,542

Liabilities in Excess of Other Assets — (0.0)%††				(589,842)

Total Net Assets — 100.0%				$6,446,553,700

††	Represents less than 0.1% .

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on this security is currently in default as of September 30, 2020.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2020, the total market value of investments in Affiliated Companies was $20,296,096 and the cost was $20,296,096 (Note 2).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Dividend Strategy Fund 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (xxxxx) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$6,345,663,059	—	—	$6,345,663,059
Asset-Backed Securities	—	$1	—	1
Total Long-Term Investments	6,345,663,059	1	—	6,345,663,060
Short-Term Investments†	101,480,482	—	—	101,480,482
Total Investments	$6,447,143,541	$1	—	$6,447,143,542

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2020. The following transactions were effected in such company for the period ended September 30, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$43,260,500	$96,054,242	96,054,242	$119,018,646	119,018,646

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$157,999	—	$20,296,096

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